                                                                    EXHIBIT 10.2

                      DIGITAL RIGHTS MANAGEMENT AGREEMENT

This Digital Rights Management Agreement (the "Agreement") is entered into and effective as of November 4, 1998 (the "Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation with principal offices at One Microsoft Way, Redmond, WA 98052 ("Microsoft"), and AUDIBLE, INC., a Delaware corporation with principal offices at 65 Willowbrook Boulevard, Wayne, New Jersey 07040 ("Audible").

Recitals

     i. Whereas, Microsoft develops, markets, and licenses computer software, including operating system software and applications;

     ii. Whereas, Audible is the creator and provider of an Internet-based service that permits customers to use a computer with an Internet browser to select and download spoken word audio files consisting of licensed and original literary, business, and entertainment works and other types of spoken word information in a secure Audible-proprietary file format, via the World Wide Web (currently using the URL "http://www.audible.com"), and to play back such Content using Audible's proprietary software or transfer to other devices (such as the Audible Mobile Player) for portable playback;

     iii. Whereas, Microsoft intends to develop a Digital Rights Management technology, which controls the use of digitized electronic text, audio, software, or other content so that licensors may limit end users to specifically licensed uses ("DRM"); and

     iv. Whereas, in addition to other business relationships between the parties, Audible and Microsoft wish to cooperate in Microsoft's DRM project, on the terms and conditions set forth herein.

Agreement

     NOW THEREFORE, the parties agree as follows:

1.   Definitions.
     -----------

     For purposes of this Agreement, in addition to the capitalized terms defined elsewhere herein, the following terms shall have the meanings described below:

     1.1 "Audible.com" means the Internet-based service controlled or sponsored by Audible which permits customers to use a computer with an Internet browser to select, download and license copies of Content, for pay, in an Audible-proprietary file format, via a World Wide Web site currently using the URL "http://www.audible.com."

     1.2 "Audible Mobile Player" means the portable playback device available to End-Users from Audible for the purpose of downloading Content and playing it under certain terms and conditions promulgated by Audible.

     1.3 "Audible Security Code" means version 1.0 of the computer software created by or for Audible, in object and source code form, which permits End Users to use Content they download from the Audible.com only in the manner for which the Content is licensed to them. Audible Security Code is further described in Exhibit A.

     1.4 "Client Software" means Audible's proprietary software that is used as of the Effective Date to download and play back the Content from Audible.com.

     1.5 "Content" means Spoken Word Audio files consisting of licensed and original literary, business, and entertainment works and other types of spoken word information which Audible has the right to distribute via the World Wide Web to be accessed by computing devices.

     1.6 "Development Agreement" means that certain Agreement by and between the parties dated of even date herewith, by which, among other provisions, Audible will modify the Client Software and license it to Microsoft for distribution.

     1.7 "Documentation" means any and all documentation, user manuals, service manuals, database definitions and structures (including identification of each table and field), reference manuals, specifications, make files which specify source code modules and forms, sample databases, installation software which builds installation disk images, installation guides, graphics files and other files, development plans and notes, materials associated with production of the "on-line help" feature of the Audible Security Code, flow charts, diagrams, drawings, maintenance notes, release notes, notes regarding errors, source code notation, and other notes, memos, spreadsheets and other documentation made by or for Audible and pertaining to all or any part of the object code or source code of the Audible Security Code, whether printed on paper or stored in electronic, optical or other machine readable form, in each case, as in existence on the date of this Agreement.

     1.8 "DRM API" means an application program interface for the DRM, permitting application software programs to access DRM functionality.

     1.9 "Electronic Book" means a single file that contains both text and audio renditions of the same work (e.g., books, magazines and other such analog printed content) and is readable by a Dedicated Reading Machine. As used herein, "Dedicated Reading Machines" means a new class of hardware devices under development by Microsoft and its development partners and by other third parties that both (a) are designed and marketed to be used mainly for the purpose of both reading text from and listening to spoken word audio and (b) are capable of simultaneously displaying the text that corresponds with the audio that is playing, provided that neither (i) personal computers (PCs), laptop computers and general-purpose Windows CE based devices

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

which are primarily designed for other purposes, nor (ii) audio-only devices, such as the Audible Mobile Player, shall qualify as Dedicated Reading Machines even if such devices satisfy the requirements of (a) and (b) above.

     1.10 "Gross Transaction Revenue" means the actual gross amounts received by Audible in its capacity as a Clearinghouse, as defined in Section 5.1 of this Agreement, for confirming the licensing of DRM encoded content pursuant to
Section 5.2.

     1.11 "Microsoft Products" means computer hardware and/or software products developed, licensed, and/or marketed by or for Microsoft.

     1.12 "Net Transaction Revenue" means the Gross Transaction Revenues, less sales or use taxes, excise taxes, value-added taxes, and duties, in each case attributable to the amounts received by Audible, in its capacity as a Clearinghouse, as defined in Section 5.1 of this Agreement, for confirming the licensing of DRM encoded content pursuant to Section 5.2, and less any payments made by Audible to Microsoft as royalties for use of DRM in its capacity as a Clearinghouse (other than those set forth in Section 5.2).

     1.13 "NRE Expenditures" means the costs incurred by Audible in connection with Audible's development work under Section 4 of this Agreement, which shall consist of (a) the time spent by individuals on behalf of Audible in performing the work at a reasonable labor charge, including any overtime compensation and expenses and including direct program management, (b) an allocation for Audible's administrative expenses attributable to the implementation and management of the work, fixed at [ *** ] of labor charges under subsection (a),
(c) the cost of calls, faxes, copying, media, meals and local transportation outside of regular business hours, and other third party charges incurred by Audible in relation to the work, (d) the cost of materials, equipment, supplies, and licenses used in connection with the work, (e) reasonable travel and living expenses of Audible's staff and agents when away from their normal place of business in connection with the work, and (f) other reasonable expenses incurred by Audible in connection with the work.

     1.14 "OEMs" means Microsoft-approved original equipment manufacturers of computing equipment utilizing Microsoft operating systems, applications, or other technology.

     1.15 "Spoken Word Audio" means spoken word audio content for sale in the
           ------------------
form of audio book distribution, text based audio programming, time shifted conference proceedings, soundtracks from television broadcasts, audio business programming, and/or time shifted radio distribution.

2.   Audible Security Code.
     ---------------------

     2.1  Delivery.  Within five (5) days after the Effective Date, Audible
          --------
shall deliver the Audible Security Code and all Documentation to Microsoft at the following address: Steve Stone, Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052. As part of the

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

services to be provided under Section 3 of this Agreement, Audible will provide one-day, on site consulting services in accordance with industry standards, at Microsoft's Redmond, Washington campus to explain the deliverables hereunder to Microsoft's designated technical personnel.

     2.2  Acceptance.  Microsoft shall evaluate the Audible Security Code within
          ----------
ten (10) days of receipt to confirm that the delivery is complete. If the delivery of Audible Security Code and Documentation is not complete in its contents, Audible agrees to promptly deliver to Microsoft any missing items.

     2.3  License.  (a)  Upon receipt by Microsoft, Audible shall be deemed to
          -------
grant to Microsoft a [ *** ] license to:

          (i) Use, copy, edit, format, modify, translate and create derivative works of the source and object code versions of the Audible Security Code, and the Documentation internally by Microsoft solely for the purpose of incorporating all or part of the Audible Security Code or derivative works thereof in Microsoft Products which implement DRM;

          (ii) Reproduce, license, rent, lease, transmit, sell or otherwise distribute, and have reproduced, licensed, rented, leased, transmitted, sold or otherwise distributed, to and by third parties, (i) source code and/or object code versions of the Audible Security Code or derivative works thereof, solely as incorporated in Microsoft Products which implement DRM, and (ii) the Documentation and derivative works thereof for use in connection with Microsoft Products which implement DRM; and

          (iii) Subject to subsection 2.3(b) below, grant the rights set forth in this Section 2.3(a)(ii) in the Audible Security Code and the Documentation to third parties, including the right to license such rights to further third parties.

          (b) Source Code License. The license to use and permit others to use source code and related documentation (collectively, the "source code") for the Audible Security Code as stated in subsection 2.3(a) above shall be subject to the following terms and conditions. Such source code shall only be used and sublicensed under confidentiality and non-disclosure obligations. Microsoft hereby agrees that the source code remains the sole and exclusive property of Audible. Microsoft agrees that the source code may not be used for the benefit of any party other than Microsoft or its sublicensees or assignees as allowed herein, and must not be made available publicly or without the restrictions stated in this Agreement as it may compromise the security of Audible's own products and services. Microsoft agrees that it will not (and it will not allow others to) alter or remove any copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the source code.

Except as noted below, the foregoing license grants include a license under any current and future patents owned or licensable by Audible to the extent necessary: (i) to exercise any license right granted herein; and (ii) to combine the Audible Security Code or derivative works thereof with any Microsoft
Product which implements DRM.   Except as expressly licensed to Microsoft


______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

in this Agreement, Audible retains all right, title and interest in and to the Audible Security Code and the Documentation. Subject to the license grant in
Section 2.3 and Audible's ownership of the underlying Audible Security Code and Documentation, Microsoft shall own all right, title and interest in and to any derivative works of the Audible Security Code and Documentation created by or for Microsoft.

Notwithstanding the above, the license granted by Audible to Microsoft under this subsection 2.3(b) shall not include [ *** ]. Audible hereby agrees that, under the direction of Microsoft and pursuant to third-party license rights to be obtained by Microsoft for those third-party components, Audible will provide to Microsoft assistance to integrate those licensed components into the Audible Security Code as required. Audible shall remove from each delivery of Audible Security Code all software code that Audible excludes from its license pursuant to this subsection 2.3(b).

          (c) Notwithstanding any provision of this Agreement, it shall be Microsoft's responsibility to determine whether Microsoft may export the Audible Security Code and Documentation from the United States under applicable laws and regulations and to obtain any necessary permits and licenses which may be required for such purposes. Audible shall cooperate with Microsoft in any Microsoft request for such licenses and clearances. Microsoft shall indemnify and hold harmless Audible and its officers, directors, employees and agents for any damages, penalties, losses and fines payable by Audible or any officer, director, employee or agent as a result of Microsoft's exportation of the Audible Security Code, Documentation or any part thereof in contravention of law.

     2.4  License Fee.  In consideration of the license granted to Microsoft
          -----------
under Section 2.3, Microsoft shall pay Audible a one-time license fee of Two Hundred Fifty Thousand Dollars (US$250,000) within thirty (30) days of receipt of the complete Audible Security Code and Documentation by Microsoft.

     2.5  Proprietary Rights in Audible Security Code and Use Restrictions.  (a)
          ----------------------------------------------------------------
The parties acknowledge that the source code for the Audible Security Code is one of Audible's trade secrets. As between the parties, Audible is and shall remain the exclusive owner of all proprietary rights embodied in the Audible Security Code and Documentation, including all copyrights, patent rights, trade secrets, know how, and the "Audible" trademark . Microsoft agrees that it shall not distribute the source code for the Audible Security Code, in whole or in part, to any third party, except as permitted under this Section 2, and only under license and nondisclosure terms that comport with the terms of this Agreement and are at least as protective as Microsoft employs for source code of the Microsoft Products that include the Audible Source Code. Microsoft shall exercise reasonable efforts to enforce the terms of those third party agreements as they relate to the Audible Security Code.

     (b) Microsoft agrees that it will not (and it will not allow others to) alter or remove any copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the Audible Security Code and Documentation. The existence of any copyright notice on

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

software or any written works shall not be construed as an admission, or be deemed to create a presumption, that publication of such materials has occurred. The source code of the Audible Security Code shall be treated indefinitely as confidential under this Agreement, whether or not it is marked as confidential.

     (c) Audible reserves all rights in the Audible Security Code and Documentation not expressly granted herein. Audible shall have no obligation under this Agreement to provide any hardware, software or services that are not expressly provided for herein.

3.   DRM Development Assistance.  Upon Microsoft's request, Audible shall answer
     --------------------------
any Microsoft questions about the Audible Security Code, provide Microsoft with input, design advice, and technical assistance in the development of DRM, and advise Microsoft of its reasonable business needs with respect to support of Content under DRM. Audible shall provide such assistance [ *** ].

4.   DRM Implementation.
     ------------------

     4.1  Utilization of DRM.  Audible shall implement DRM on a non-exclusive
          ------------------
basis in the operation of Audible.com as soon as commercially reasonable after DRM is made available to Audible for the purpose of licensing Audible Content ported to DRM pursuant to a development agreement between Audible and Microsoft to Electronic Book customers. Microsoft shall provide the client software to be used to enable the Audible Content to be accessed by Electronic Book customers.

     4.2  Client Software.  Microsoft and Audible will evaluate and implement if
          ---------------
the anticipated development may be completed within the NRE Expenditure limit of [ *** ] in the future the inclusion of standard DRM APIs into future versions of the Client Software on non-exclusive basis, i.e. there may be other Content security and rights-management software included in such future versions of the Client Software.

     4.3  Beta Releases and SDKs.  No later than Microsoft provides such
          ----------------------
materials to any third party with similar input into the development of DRM, Microsoft shall provide to Audible Microsoft's standard beta program releases for DRM APIs and Microsoft's externally distributed software development kits
(SDKs) for DRM APIs, if available, for purposes of the work described in section
4.1 above.

     4.4  Payments.  In connection with Audible's efforts to enable audible.com
          --------
to permit access to Content by Electronic Book customers as stated in Section
4.1 above Microsoft hereby agrees to reimburse Audible the amount of its NRE Expenditures in a total amount not to exceed [ *** ]. Such NRE funds shall be non-refundable. Audible shall invoice Microsoft for such sums as are actually incurred on a monthly basis along with supporting materials documenting the NRE Expenditures.

5.   DRM Clearinghouse.
     -----------------

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

     5.1  Nonexclusive Clearinghouse.  (a) Microsoft anticipates that, in
          --------------------------
conjunction with the distribution of DRM, it will license other entities ("Clearinghouses") to confirm that text, audio, software, or other content encoded under DRM is properly licensed for End User use. In that event, Microsoft shall designate Audible as a nonexclusive Clearinghouse as soon as such designations are available, on terms at least as favorable as any similarly situated Clearinghouse, including a license to DRM software necessary for operating as a Clearinghouse. For that purpose, Microsoft hereby agrees to deliver to Audible [ *** ], for a period of two years from the commercial release of DRM, any Microsoft Product for securing electronic audio content with DRM. Microsoft shall provide a number of copies of such Microsoft Products sufficient for the operation of Audible.com. Audible's use of each such Microsoft Product shall be subject to the standard Microsoft end user license agreement included therewith, provided that such licenses must be perpetual and must be [ *** ] during the two-year period after commercial release of DRM. Microsoft shall refer any content providers wishing to secure their Spoken Word Audio content under DRM to Audible (on a nonexclusive basis). Microsoft anticipates that it will provide Clearinghouses with a secure publishing toolkit to redistribute to content providers, to assist in the encoding of content compatible with DRM or will encourage content providers to license such secure publishing toolkit from Audible. For a period of two (2) years from the commercial release of DRM, Microsoft agrees that Audible will be a [ *** ] Clearinghouse and with regard to major [ *** ] by Microsoft in the field of secure audio distribution over the Internet.

          (b) After the expiration of said two-year period, Audible shall have the option to continue as a Clearinghouse, and to acquire DRM-related Microsoft Products as described above, on terms and pricing [ *** ].

     5.2  Transaction Fees.  Audible reserves the right to charge a fee to
          ----------------
content providers or End Users each time Audible, acting as a Clearinghouse, confirms the licensing of DRM encoded content. In such event, Audible shall share any such transaction fee with Microsoft as follows. Microsoft shall not receive transaction fees under this Agreement on any given Audible revenues to the extent Audible pays Microsoft transaction fees thereon under the Development Agreement.

          5.2.1 in all cases not covered by Section 5.2.2, the greater of [ *** ] of Net Transaction Revenues or [ *** ] of Gross Transaction Revenues, unless otherwise provided below;

          5.2.2 for each year that Microsoft chooses to exercise its option for exclusive access rights pursuant to Section 7 of the Development Agreement, the greater of [ *** ] of Net Transaction Revenues or [ *** ] of Gross Transaction Revenues.

     5.3  Payments.  Payments of royalties owed by Audible to Microsoft for a
          --------
given calendar month shall be made within thirty (30) days from the end of the month, accompanied by documentation indicating the calculation of the royalties due.

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

     5.4  Audit Provisions. During the term of this Agreement, Audible agrees to
          ----------------
keep all usual and proper records and books of account and all usual and proper entries relating to Gross Transaction Revenues and Net Transaction Revenues. Microsoft may cause an audit to be made of the applicable records in order to verify invoices or other statements by Audible, and prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be conducted by an independent certified public accountant selected by Microsoft (other than on a contingent-fee basis) and shall be conducted during regular business hours at Audible's offices and in such a manner as not to interfere with Audible's normal business activities. Any such audit shall be paid for by Microsoft unless material discrepancies are disclosed. "Material" shall mean a discrepancy amounting to at least five percent (5%) of the amount that should have been reported. If material discrepancies are disclosed, Audible agrees to pay Microsoft for the reasonable costs associated with the audit. Audible shall pay interest of one percent (1%) per month on all moneys due Microsoft to remedy material discrepancies more than six (6) months old at time of audit.

     5.5  No Set Off.  The payments due under this Agreement are not subject to
          ----------
any right of set-off except in the event of a good faith payment dispute.

6.   Nondisclosure; Public Statements.
     --------------------------------

     6.1  Nondisclosure.
          -------------
     (a) The information and software (including source code and documentation therefor) exchanged by the parties hereunder, including the terms and conditions hereof, shall be subject to the Non-Disclosure Agreement (NDA) between the parties dated June 5, 1998, which is attached hereto as Exhibit B. For purposes of this Agreement such NDA shall be read as (i) applying to information and software disclosed by the parties during the Term in connection with the transactions contemplated herein, and (ii) with respect to any particular information, having a term that survives as long as the applicable information (including without limitation the source code of either party) remains within the definition of Confidential Information.

     (b) Notwithstanding the above, the parties agree that whether or not intellectual property of the parties (including copyrighted works) is disclosed in confidence, the intellectual property rights of the parties shall remain in effect in accordance with the laws applicable to the intellectual property in question. Nothing in this Section is intended to affect the understandings of the parties elsewhere in this Agreement with respect to ownership and use of intellectual property.

     6.2  Press.  Microsoft and Audible agree that they will publicly announce
          -----
the cooperation of the parties with respect to rights management technology and technology sharing and that the initial press release or communication to the press and/or public regarding this Agreement and the parties' relationship shall be made only after prior consultation with the other party. Subsequent accurate press releases and other communications to the press and/or public

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

regarding the parties' relationship may be made by either party subject to the confidentiality obligations set forth in Section 6.1.

7.   Term and Termination.
     --------------------

     7.1  Term.  The term of this Agreement shall commence on the Effective Date
          ----
and unless terminated earlier as provided herein, shall continue for five (5) years after the Effective Date.

     7.2  Termination.  In the event either party shall materially fail to
          -----------
perform or comply with this Agreement or any provision thereof, and fail to remedy the default within thirty (30) days after the receipt of notice to that effect, then the other party shall have the right, at its sole option and upon written notice to the defaulting party, to terminate this Agreement upon written notice. Any notice of default hereunder shall be prominently labeled "NOTICE OF DEFAULT." The rights and remedies provided in this section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

     7.3  Survival.  The following provisions shall survive termination of this
          --------
Agreement: 2.3, 2.5, 6.1, 7.3, 8, 9 and10. Section 2.3 shall not survive termination if the termination is due to Microsoft's violation of the terms of Sections 2.3, 2.5 or 6.1, for failure to accept the Audible Security Code, or for failure to pay amounts due under this Agreement. Section 9 only survives termination for a period of two years.

8.   Warranties.
     ----------

     8.1  Audible.  Audible warrants and represents that:
          -------

          8.1.1  It has the full power to enter into this Agreement;

          8.1.2 It has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Microsoft herein; and

          8.1.3 Except as noted in subsection 2.3(b), the Audible Security Code and the Documentation is original to Audible, the Audible Security Code does not include any third party software or code, and Microsoft' exercise of rights granted to Microsoft hereunder in the Audible Security Code and the Documentation shall not infringe any copyright, trade secret, or, to the best of Audible's knowledge, any United States patent, trademark, or any other proprietary or personal right held by any third party (provided that Audible does not make any representation or warranty with respect to the combination of the Audible Security Code or Documentation with any other hardware, software or services not provided by Audible).

     8.2  Microsoft.  Microsoft warrants and represents that:
          ---------

          8.2.1  It has the full power to enter into this Agreement; and

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

          8.2.2 It has not previously and will not grant any rights to any third party that are inconsistent with the rights granted to Audible herein.

     8.3  DISCLAIMER.  EXCEPT AS EXPRESSLY STATED IN THIS SECTION 8, AUDIBLE
          ----------
PROVIDES THE AUDIBLE SECURITY CODE TO MICROSOFT ON AN "AS IS" BASIS AND AUDIBLE AND MICROSOFT DISCLAIM ALL WARRANTIES UNDER THE APPLICABLE LAWS OF ANY COUNTRY, EXPRESS OR IMPLIED, REGARDING THE AUDIBLE SECURITY CODE, THE DOCUMENTATION, THE DRM, AND THE ABILITY OF THE PARTIES TO DEVELOP ANY PRODUCTS OR SERVICES RELATING TO DRM, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR TITLE OR WARRANTY OF NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY OR WARRANTY AGAINST COMPUTER VIRUSES. IT IS THE ULTIMATE RESPONSIBILITY OF MICROSOFT TO DETERMINE THE SUITABILITY OF THE AUDIBLE SECURITY CODE FOR ITS NEEDS. AUDIBLE DOES NOT WARRANT THAT OPERATION OF ANY PRODUCTS DERIVED FROM THE AUDIBLE SECURITY CODE WILL BE UNINTERRUPTED OR ERROR-FREE.

9.   Indemnity.
     ----------

     9.1  Indemnification.  Each party shall, at its expense and the other
          ---------------
party's request, defend any claim or action brought against the other party and its subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based upon any product or service offered by the indemnifying party, including a claim for infringement of any patent, copyright, trademark, trade secret or other proprietary or personal right of a third party, except to the extent arising from the contributions of the other party. The indemnifying party will indemnify and hold the indemnified party harmless from and against any damages finally awarded against the indemnified party or agreed pursuant to a settlement in accordance with the requirements of this Section, and any costs and fees (including without limitation, attorneys' fees) reasonably incurred by the indemnified party that are attributable to such a claim. The indemnifying party will not be responsible for any settlement made by the indemnified party without the indemnifying party's written permission, which permission will not be unreasonably withheld. To the extent the indemnified party requests that the other party defend such claim, the indemnified party shall (i) provide the indemnifying party reasonably prompt notice in writing of any such claim or action and permit the indemnifying party, through counsel mutually acceptable to both parties, to answer and defend such claim or action; and (ii) provide the indemnifying party information, assistance and authority, at the indemnifying party's expense, to help to defend such claim or action. The indemnified party will have the right to employ separate counsel and participate in the defense of any claim or action which the indemnifying party is defending. The indemnified party may not settle any claim or action under this Section 9 on the other party's behalf without first obtaining the written consent of the indemnifying party, which permission will not be unreasonably withheld.

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

     9.2  Settlement.  In the event Microsoft and Audible agree to settle a
          ----------
claim or action under Section 9.1, each party agrees not to publicize the settlement without first obtaining the written permission of the other party to this Agreement, which permission will not be unreasonably withheld.

     9.3  Duty to Correct.  Notwithstanding anything in this Section 9, should
          ---------------
the Audible Security Code or the Documentation ("Infringing Materials"), or any portion thereof, be held to constitute an infringement and use as contemplated by this Agreement be enjoined or be threatened to be enjoined, Audible shall notify the other party and immediately, at Audible's expense (not to exceed in any event [ *** ]): (i) procure for Microsoft the right to continue use of such Infringing Materials or portion thereof, as applicable, as licensed in this Agreement; or (ii) replace or modify the Infringing Materials or portion thereof with a version that is non-infringing, provided that the replacement or modified version is functionally substantially equivalent.

     9.4  Exclusion.  The provisions of this Section 9 shall not apply to any
          ---------
claim of patent infringement against Microsoft or related parties to the extent based upon the combination of the Audible Security Code or Documentation, or any portion thereof, with hardware, software or services not provided by Audible.

10.  General.
     --------

     10.1 Governing Law; Venue; Attorneys Fees.  This Agreement shall be
          ------------------------------------
construed and controlled by the laws of the State of Washington, and each party further consents to jurisdiction by the state or federal courts sitting in the State of Washington. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law. If either Microsoft or Audible employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees.

     10.2 Notices; Requests.  All notices and requests in connection with this
          -----------------
Agreement shall be deemed given as of the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or
(ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

          Audible:    Audible, Inc.
                      65 Willowbrook Blvd.
                      Third Floor
                      Wayne, New Jersey 07470

          Attention:  Managing Director, Business & Legal Affairs
          Fax:        973 890-2442
                      ------------
          Phone:      973 890-4070 x225
                      -----------------

______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

          with a cc to:     Piper & Marbury, L.L.P.
                            1200 Nineteenth Street, N.W.
                             Washington, D.C. 20036-2430
                            Attention: Edwin M. Martin, Jr.
                            Phone: 202-861-3900
                            FAX: 202-223-2085


          Microsoft:        MICROSOFT CORPORATION
                            One Microsoft Way
                            Redmond, WA  98052-6399

          Attention:        ______________________

          with a cc to:     MICROSOFT CORPORATION
                            One Microsoft Way
                            Redmond, WA  98052-6399
          Attention:        Vice President, Technology Development
                                            ----------------------
          Phone:            (425) 936-8180
                            --------------
          Fax:              (425) 936-7329
                            --------------

          Attention:        Law & Corporate Affairs Department
          Fax:              U.S. Legal Group
                            (425) 936-7329

or to such other address as the party to receive the notice or request so designates by written notice to the other.

     10.3 Assignment.  Audible may not assign this Agreement or any portion
          ----------
thereof, to any third party unless Microsoft expressly consents to such assignment in writing. In the event Microsoft does not consent to such assignment or consents to such assignment with conditions that are not acceptable to Audible, if Audible wishes to pursue the assignment, then Microsoft may terminate this Agreement (except for the provisions that survive as stated in Section 7.3) as its sole remedy and Audible may continue with the proposed assignment. Such termination shall not result in any liability from one party to the other except for amounts that were due and payable on the date of termination. This Agreement will inure to the benefit of and be binding upon the parties, their successors, administrators, heirs, and permitted assigns.

     10.4 Severability.  In the event that any provision of this Agreement is
          ------------
found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. The parties intend that the provisions of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, the


______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.

parties agree that if any provisions are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable.

     10.5 Entire Agreement; Modification; No Offer.  The parties hereto agree
          ----------------------------------------
that this Agreement (and the Microsoft Non-Disclosure Agreement to the extent incorporated herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement dated subsequent hereto signed on behalf of Audible and Microsoft by their duly authorized representatives. Neither this Agreement nor any written or oral statements related hereto constitute an offer, and this Agreement shall not be legally binding until executed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the dates indicated below.

MICROSOFT CORPORATION              AUDIBLE, INC.

/s/ Dick Brass                     /s/ Andrew J. Huffman
--------------------------         -------------------------------------
By (sign)                          By (sign)

Dick Brass                         Andrew J. Huffman
--------------------------         -------------------------------------
Name (Print)                       Name (Print)

Vice President                     President and CEO
--------------------------         -------------------------------------
Title                              Title

11/04/98                           11/04/98
--------------------------         -------------------------------------
Date                               Date


______________
***Confidential Information has been omitted and has been filed separately with the Securities and Exchange Commission.